News Release

PAE Appoints Mary M. Jackson and Delara Zarrabi to Board of Directors

Appointment of Highly Qualified Directors Underscores
Commitment to Board Diversity and Shareholder Value Creation

FALLS CHURCH, Va. – PAE (NASDAQ: PAE, PAEWW) announced today the appointment of Mary M. Jackson and Delara Zarrabi as members of the PAE Board of Directors effective April 15, 2021.

“Mary and Delara bring broad experience and unique perspectives to guide the trajectory of PAE’s growing global enterprise,” said Chairman of the Board Marshall A. Heinberg. Their appointments will not only add a broad range of skills to our Board, but also support our commitment to diversity at the Board level.”

Mr. Heinberg continued, “Mary’s three plus decades of service in the United States Navy will provide PAE with deep customer experience as we continue to execute our strategy to expand the business with a focus on high-margin contracts. Delara’s corporate finance and M&A experience will enhance the Board’s ability to evaluate future strategic, accretive acquisitions.”

About Mary M. Jackson and Delara Zarrabi

Mary M. Jackson retired in July 2020 after more than three decades of service in the United States Navy and is currently a principal of Desert Rose Navigator, LLC. As a Flag Officer, Vice Admiral Jackson served as Commander, Navy Region Southeast and later as Commander, Navy Installations Command, where she was accountable for all Navy installations worldwide. In addition, Admiral Jackson advised the Chief of Naval Operations and the Secretary of the Navy on strategy related to infrastructure, shore resiliency and diversity and inclusion.

Delara Zarrabi is a senior investment professional and managing director at Platinum Equity. She was previously a principal at Paine & Partners, a private equity firm and an investment banking analyst at CIBC World Markets, the investment banking subsidiary of the Canadian Imperial Bank of Commerce.

About PAE

For more than 65 years, PAE has tackled the world’s toughest challenges to deliver agile and steadfast solutions to the U.S. government and its allies. With a global workforce of about 20,000 on all seven continents and in approximately 60 countries, PAE delivers a broad range of operational support services to meet the critical needs of our clients. Our headquarters is in Falls Church, Virginia. Find us online at pae.com, on Facebook, Twitter and LinkedIn.

Forward-Looking Statements

This release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about PAE’s newly appointed directors, possible or assumed future results of operations and cash flows, financial results, business strategies, strategy for and management of growth, needs for additional capital, debt levels, competitive position, industry environment, potential growth opportunities, and risks related to U.S. government contracting. These forward-looking statements are based on PAE’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside PAE’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Forward-looking statements included in this release speak only as of the date of this release. PAE does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release except as may be required by the federal securities laws.

For media inquiries regarding PAE, contact:

Terrence Nowlin
Senior Communications Manager
PAE
703-656-7423
terrence.nowlin@pae.com

For investor inquiries regarding PAE, contact:

Mark Zindler
Vice President, Investor Relations
PAE
703-717-6017
mark.zindler@pae.com